UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 23, 2013

CAPSTONE FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54905	46-0684479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 Michelson Dr., Suite 700
Irvine, California 92612
(Address of Principal Executive Offices, including zip code)

1 (866) 798-4478
(Registrant’s telephone number, including area code)

Creative App Solutions, Inc.
3965 Paula Street
La Mesa, CA 91941
(Former name, former address, if changed since last report)

Copies of Communications to:
Stoecklein Law Group, LLP
Columbia Center
401 West A Street, Suite 1150
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

(a)(b) Departure of Officer and Director

On August 26, 2013, Ryan Faught submitted his letter of resignation from his position as President, CEO and Director of the Company, effective immediately. The resignation was accepted by the Company on August 26, 2013

On August 26, 2013, Matthew Lane submitted his letter of resignation from his position as Secretary of the Company, effective immediately. The resignation was accepted by the Company on August 26, 2013.

(c)(d) Appointment of Officer and Director

On August 26, 2013, the Board of Directors (the “Board”) unanimously appointed Mr. Darin Pastor as Chief Executive Officer (“CEO”) of the Company and Chairman of the Board (“Chairman”). Additionally, on the same day, the Board appointed Mr. George Schneider to serve as the Chief Investment Officer (“CIO”) and a Director of the Company.

Darin Pastor, Age 42, CEO, Secretary, Treasurer, and Chairman — Director of Creative App Solutions, Inc. since August 2013. Since September 2012, Mr. Pastor has been the Chief Executive Officer of Capstone Affluent Strategies, Inc., an exclusive independent wealth management firm in Irvine, California. As CEO, he is responsible for overseeing all aspects of the wealth management product, service and sales delivery in an expansion or start up region. From June 2011 to September 2012, Mr. Pastor was the Managing Director of Prudential Insurance Company of America where during that time he was named the #1 Managing Director in the nation. From August 2010 to June 2011, Mr. Pastor was the Territory Sales Manager for Colonial Life. From September 2006 to August 2010, Mr. Pastor was the Senior Vice President and the Senior Investment Manager for Chase Investment Services, where he was ranked as the top-selling Senior Investment Manager in the nation during his tenure at JPMorgan Chase & Co. At Chase, he and his team managed $2.6 billion in client assets. From 1996 to 2004, he was the owner of American Mortgage Affiliates where he opened several retail financial center locations throughout New York before selling the company. From 1989 to 1996, he was a Division Manager and owner of Pepsi-Cola Buffalo Bottling Corp. Pastor is a graduate of the University of Liverpool’s MBA program. He holds FINRA Series 6, 7, 24, 51, 63, and 66 registrations as well as life, health insurance and property and casualty insurance licenses. Mr. Pastor is currently a candidate to obtain his Master of Laws in International Banking and Finance and has been accepted to the Harvard Business School’s Advanced Marketing Program and will receive Alumni status upon the program’s completion.

George Schneider, Age 59, President, CIO and a Director — Director of Creative App Solutions, Inc. since August 2013. Mr. Schneider is currently a Managing Member of Cove Partners, LLC, a specialty investment banking and financial advisory firm formed in 2007 that focuses on the alternative energy (to include renewable energy) and resource recovery related industry areas. Prior to Cove Partners, Mr. Schneider was a Managing Member at Red River Capital Partners, LLC, an investment banking and financial advisory firm with industry area specializations in the alternative energy, resource recovery, technology and telecommunications industry areas. Prior to Red River Capital Partners, from 2002 to 2005, Mr. Schneider served as Head of Investment Banking and Special Advisor to the Board of Directors for the Crown Financial Group, Inc., a publicly traded, U.S. based securities broker dealer and leading market maker in NASO and other over the counter securities.

Mr. Schneider's investment banking qualifications and experiences span the capital markets as it would concern capital raising and financial advisory services for corporate and certain municipal government interests, to include, debt and equity capital raises, merger, acquisition and divestiture transactions, valuation analyses, fairness opinions, tender and exchange offers and corporate and financial restructurings. Mr. Schneider's sales and trading qualifications and experiences include private placements and public offerings of equity, corporate debt, convertible securities, corporate structured finance securities as well as tax-exempt, tax-advantaged and taxable municipal debt securities. In addition to his investment banking and sales and trading experiences, Mr. Schneider has senior investment management qualification and experience, serving as a senior portfolio manager and Director of Bond Management for Prudential Insurance Company and a portfolio manager for General Reinsurance Corporation where his work concerned a wide range of securities, to include, corporate bonds, convertible securities, equity securities and municipal bonds.

Mr. Schneider received his undergraduate degree, a Bachelor of Science in Economics, with honors, with four majors: Finance, Economics, Organizational Management and Entrepreneurial Management, from the University of Pennsylvania's Wharton School of Business where he was a Clareth Fund recipient.

Neither individual, as of the date of this filing, has executed an employment agreement with the Company or will have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a). Additionally, neither officer has a family relationship with any existing or past director or officer of the Company.

Item 5.03 Amendment Articles of Incorporation.

On August 26, 2013, the Company changed its name from Creative App Solutions, Inc. to Capstone Financial Group, Inc. The amendment occurred as a result of our stockholders approving the amendment at the 2013 Annual Meeting of Stockholders and a subsequent vote by the Board of Directors. A copy of the Certificate of Amendment is attached hereto as Exhibit 3(i)(a).

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to the stockholders by proxy at the 2013 Annual Meeting of Stockholders held on August 23, 2013:

(1)	The election of two members of the board of directors to serve for the ensuing year or until their successor have been duly elected and qualified;

(2)	The ratification of the appointment of De Joya Griffith, LLC as our independent auditors for the fiscal year ending December 31, 2013;

(3)	The consideration of any other matter that may properly come before the meeting or any adjournment thereof;

The shareholders approved an amendment to the Company’s articles of incorporation to change the name of the Company to a name to be determined by the Board of Directors.

For more information about the foregoing proposals, see our proxy statement dated August 13, 2013, the relevant portions of which are incorporated herein by reference. Holders of our common stock are entitled to one vote per share. Only stockholders of record at the close of business on August 9, 2013, were entitled to vote. The number of votes cast for and against and the number of abstentions and non-votes with respect to each matter voted upon are set forth below:

Election of Directors

Director Nominee	Votes For	Votes Withheld	Non-Votes
Ryan Faught	4,090,000	0	420,000
Darin Pastor	4,090,000	0	420,000

The two were elected to the Board of Directors, and will serve as directors until our next annual meeting or until their respective successors are elected and qualified.

Ratification of De Joya Griffith, LLC as Our Independent Registered Public Accounting Firm

The results of the voting were 4,090,000 votes for, 0 votes against, 0 abstentions, and 420,000 non-votes. The appointment of De Joya Griffith, LLC was ratified.

Approval of Executive Compensation

The results of the voting were 4,090,000 votes for, 0 votes against, 0 abstentions, and 420,000 non-votes. Therefore, Executive Compensation was approved.

Approval of the Frequency of the Advisory Vote on Executive Compensation

The results of the voting were 4,090,000 votes for, 0 votes against, 0 abstentions, and 420,000 non-votes. Therefore, the frequency of the advisory vote on Executive Compensation every three years was approved.

Approval of Amendment to the Company’s Articles of Incorporation to Change the Name of the Company to a name to be determined by the Board of Directors.

A shareholder proposal regarding changing the name change was approved. The results of the voting were 4,090,000 votes for, 0 votes against, 0 abstentions, and 420,000 non-votes. The amendment was approved.

Section 9 – Financial Statements and Exhibits

Item 9.01 Exhibits

Exhibit Number	Description
3(i)(a)	Certificate of Amendment – Dated August 26, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE FINANCIAL GROUP, INC.

By: /S/ Darin Pastor
Darin Pastor, Chief Executive Officer

Date:  August 28, 2013